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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) DECEMBER 21, 1999
                                                        -----------------
                             ADMIRALTY BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-24891                  65-0405207
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

         4400 PGA BOULEVARD
     PALM BEACH GARDENS, FLORIDA                                  33410
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(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (561) 624-4701

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Item 5.  OTHER EVENTS.

         The Registrant issued a press release on December 21, 1999 announcing its declaration of a stock dividend on its Class B common stock.

Item 7.  EXHIBITS.

         The following exhibit is filed with this Current Report on Form 8-K.

         EXHIBIT NO.           DESCRIPTION

              99 Press release announcing declaration of stock dividend.

                                   Page 2 of 3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ADMIRALTY BANCORP, INC.
                                                   -----------------------------
                                                    (Registrant)

Dated: December 21, 1999                           By:/s/ WARD KELLOGG
                                                      --------------------------
                                                      WARD KELLOGG
                                                      President and
                                                      Chief Executive Officer

                                   Page 3 of 3
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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

EXHIBIT NO.       DESCRIPTION                                          PAGE NO.
-----------       -----------                                          --------
    99            Press release announcing declaration
                  of stock dividend.